Exhibit 99

MERRILL LYNCH
                                               Computational Materials
================================================================================

          COMPUTATIONAL MATERIALS, COLLATERAL TERM SHEET AND STRUCTURAL
                       TERM SHEET DATED SEPTEMBER 18, 1996

                      Merrill Lynch Mortgage Investors,Inc.
             Mortgage Loan Asset Backed Certificates, Series 1996-A
                            $83,104,000 (Approximate)

                               Subject to Revision

DEPOSITOR:        Merrill Lynch Mortgage Investors, Inc., a Delaware corporation and a wholly owned, limited purpose subsidiary of Merrill
                  Lynch Mortgage Capital, Inc.
MORTGAGE LOAN
SELLER AND
MASTER
SERVICER:         Berkeley Federal Bank & Trust FSB, a federally chartered
                  savings bank.

TRUSTEE:          Bankers Trust
UNDERWRITER:      Merrill Lynch & Co.



                                   Expect.Ratings                      Beg. Amort.          End Amort.
Class            Amount           (Moody's/S&P)          WAL           (Mo./Date)           (Mo./Date)

To Maturity:
A                $83,104,000           Aaa/AAA           4.12           1 (10/96)           256 (1/18)

To Call:
A                $83,104,000           Aaa/AAA           3.80           1 (10/96)           119 (8/06)



CUT-OFF DATE:        September 1, 1996
EXP. PRICING:        Week of September 16, 1996
EXP. SETTLEMENT:     Week of September 23, 1996
STATED FINAL
MATURITY:            September, 2027




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

INTEREST/
PRINCIPAL:        The 25th day of each month (or if such 25th day is not a
                  business day, the next succeeding business day), commencing on October 25, 1996.

SMMEA: The Class A Certificates will be SMMEA eligible so long as they are rated not lower than the second highest rating category by a nationally recognized Rating Agency.

ERISA: Subject to conditions set forth in the prospectus, the Class A Certificates will be ERISA eligible. Prospective Investors should consult their counsel.

TAX STATUS:       A REMIC election will be made with respect to certain assets of the Trust.

COLLATERAL OVERVIEW:

                  FIXED RATE MORTGAGE LOANS: conventional, fixed-rate Mortgage Loans secured by first liens on residential real properties consisting of Single-Family, Two- to Four-Family, Low Rise Condominium and Planned Unit Development dwellings. ADJUSTABLE RATE MORTGAGE LOANS: conventional, adjustable rate Mortgage Loans secured by first liens on residential real properties (consisting of Single- Family, Two-to Four-Family, Low Rise Condominium and Planned Unit Development dwellings) indexed to 6 Month LIBOR, provided, however, that in the case of approximately 75% of the Adjustable Rate Mortgage Loans the first Adjustment Date for such Mortgage Loans will occur after an initial period of two years and in the case of approximately 1.5% of such Mortgage Loans, three years from the origination thereof.





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

CREDIT ENHANCEMENT:

                  The Credit Enhancement provided for the benefit of the Class A Certificateholders consists of the overcollateralization and the Policy issued by Financial Security Assurance (FSA or the Insurer).

                  The Insurer will irrevocably and unconditionally guarantee payment to the Trustee, for the benefit of the holders of the Class A Certificates, on each Distribution Date of an amount that will cover any interest shortfalls (except for shortfalls in respect of the Relief Act, Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls) allocated to the Class A Certificates plus the principal portion of any Realized Losses allocated to the Class A Certificates.

PRINCIPAL DISTRIBUTIONS:

The Class A Certificates will receive payments of principal from the Fixed Rate and Adjustable Rate Mortgage Loans.

INTEREST DISTRIBUTIONS:

PRIOR TO THE AVAILABILITY OF THE 10% CLEAN-UP CALL (AS DEFINED BELOW):
On each Remittance Date, interest will accrue at the Class A Pass- Through Rate from the preceding Remittance Date (or from the Closing Date in the case of the first Remittance Date) to and including the day prior to the current Remittance Date on the outstanding principal balance of the Class A Certificates. All calculations of interest on the Class A Certificates will be computed on the basis of the actual number of days elapsed in the related interest period and in a year of 360 days. The Class A Pass Through Rate will be equal to the lesser of
(1) One-Month LIBOR plus [ ]% per annum and (2) the weighted average of the Mortgage Rates minus the sum of (a) the Servicing Fee Rate (0.50%), (b) the Trustee Fee Rate (0.01%), (c) the rate at which monthly premiums are payable to the Insurer (0.18%) and (d) the Minimum Spread (0.75% per annum) (such difference equaling the "Available Funds Cap Rate").





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

After the availability of the 10% cleanup call the Class A Pass-Through Rate will increase on and after the date on which the 10% clean-up call becomes available but is not exercised, subject to the Available Funds Pass Through Rate.

BASIS RISK SHORTFALL:

With respect to the Class A Certificates and any Distribution Date, to the extent that the amount payable if clause (1) of the related definition of Class A Pass-Through Rate above is used to calculate interest exceeds the amount payable if clause (2) of the related definition of Pass-Through Rate above is used to calculate interest (the "Basis Risk Shortfall"), the holders of the Class A Certificates will be entitled to the amount of such Basis Risk Shortfall with interest thereon at the Pass-Through Rate for such Certificates applicable from time to time after certain distributions to the holders of the Class A Certificates and the Insurer but before the Residual Certificates are entitled to any distributions. The "Unpaid Basis Risk Shortfall" for the Class A Certificates on any Distribution Date is equal to the aggregate of all Basis Risk Shortfalls for any previous Distribution Dates less all payments made to the holders of the Class A Certificates in respect of such Basis Risk Shortfalls on or prior to such Distribution Date. The Policy will not cover Basis Risk Shortfalls or Unpaid Basis Risk Shortfalls.

SUPPLEMENTAL INTEREST:

On any Remittance Date through July 25, 1998 or such other date as specified in the Prospectus, Holders of the Class A Certificates may be entitled to supplemental payments of interest (the "Supplemental Interest"), pursuant to a Cap Agreement in an amount equal to the excess of (1) the amount of interest calculated at the Class A Pass- Through Rate without giving effect to the Available Funds Cap Rate, over (2)the amount of interest otherwise due to the Holders of the Class A Certificates calculated at the Class A Pass-Through Rate after giving effect to the Available Funds Cap Rate.





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

OPTIONAL TERMINATION/10% CLEANUP CALL:

At its option, the majority holder of the Residual Certificates (or if such holder does not exercise such option, the Master Servicer or the Insurer) may purchase all of the Mortgage Loans, together with any properties in respect thereof acquired by the Trustee, and thereby effect termination and early retirement of the Certificates, on any Distribution Date on which the aggregate principal balance of the Mortgage Loans and such properties remaining is 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date.

MORTGAGE POOL CHARACTERISTICS

The following represents the characteristics of the Fixed and Adjustable Rate Mortgage Loans as of September 1, 1996. The Mortgage Loan Seller and Servicer has recently originated the remainder of the Mortgage Loans and therefor will deliver all of the Mortgage Loans at Closing. It is anticipated that the Adjustable Rate Mortgage Loans will represent approximately 79.5% and the Fixed Rate Mortgage Loans will represent approximately 20.5% of the Portfolio at Closing. The characteristics of the newly originated Mortgage Loans may differ slightly from those set forth below.


FIXED RATE MORTGAGE LOANS AS OF SEPTEMBER 1, 1996):
Initial Home Equity Loan Principal Balance:                $13,494,619
Properties secured by 1st/2nd Liens:                       99.31%/0.69%
Weighted Average Coupon:                                   10.69%
Weighted Average CLTV:                                     69.96%
Weighted Average Rem. Term:                                288 mos
Weighted Average Original Term:                            291 mos
Geographic Distribution:                                   16 States
States w/ >5% Concentrations:                              CA-43.98%, UT-
                                                           13.80%,WA-11.40%,
                                                           FL 9.23
Balloons (30's due in 15):                                 27.28%
Occupancy-
           Owner Occupied:                                 91.27%
           Non-Owner Occupied:                             8.73%





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

Property Type-
           Condo (Low Rise):                              0.37%
           PUD:                                           2.36%
           Single Family:                                 95.93%
           2 Family:                                      1.34%
Loan Purpose-
          Cashout:                                        55.10%
          Purchase:                                       11.76%
          Refinance:                                      33.14%

ADJUSTABLE RATE MORTGAGE LOANS AS OF SEPTEMBER 1, 1996):
Initial Home Equity Loan Principal Balance:               $39,031,462
Weighted Average Coupon:                                  10.07%
Weighted Average Lifetime Cap:                            16.55%
Weighted Average Lifetime Floor:                          10.04%
Weighted Average Gross Margin:                            6.29%
Weighted Average Rem. Term:                               358 mos.
Weighted Average Original Term:                           360 mos
Properties secured by 1st Liens:                          100.00%
Weighted Average CLTV:                                    73.48%
Geographic Distribution:                                  27 States
States w/ >5% Concentrations:                             CA-37.06%,OR-
                                                          8.80%,AZ-
                                                          7.20%,FL-6.14%, WA-
                                                          5.51%,IL-5.47%
                                                          UT-5.37%
Balloons:                                                 0%
Occupancy-
          Owner Occupied:                                 88.57%
          Non-Owner Occupied:                             11.43%
Property Type-
          Condo (Low Rise):                               2.11%
          PUD:                                            2.07%
          Single Family:                                  93.43%
          2-4 Family:                                     1.68%
          Townhouse:                                      0.72%
Loan Purpose-
          Purchase:                                       24.66%
          Refinance:                                      22.19%
          Cashout:                                        53.15%







Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

PREPAYMENT ASSUMPTIONS:

With respect to the Fixed Rate Mortgage Loans, a 100% Prepayment Assumption assumes constant prepayment rates (CPR) of 4.00% per annum of the then outstanding principal balance of the Mortgage Loans in the first month of the life of the mortgage loans and an additional 0.947368% per annum (or more precisely 18/19) each month thereafter until the nineteenth month. Beginning in the twentieth month and in each month thereafter during the life of the mortgage loans 100% Prepayment Assumption assumes a constant prepayment rate of 22% per annum each month.

SCENARIO                 I        II       III        IV        V
% Prepay Assumpt.-
Fixed Rate Loans         0%       50%      100%       150%      200%
CPR-
Adjustable Rate Loans    0%       15%      20%        25%       30%



PREPAYMENT CHARGES:

Approximately 91% of the Fixed Rate Mortgage Loans and approximately 79% of the Adjustable Rate Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within one year, two years, three years or five years from the date of origination of such Mortgage Loan. The amount of the prepayment charge is as provided in the related Mortgage Note but is generally equal to six month's interest on any amounts prepaid in excess of 20% of the then outstanding principal balance of the related Mortgage Loan in any 12 month period. The Master Servicer will be entitled to all prepayment charges received on the Mortgage Loans and such amounts will not be available for distribution on the Class A Certificates.










Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

CLASS A CERTIFICATE PREPAYMENT SENSITIVITY ANALYSIS:

(NO CLEAN-UP CALL)
SCENARIO                      I        II       III        IV           V
                              -        --       ---        --           -
Class A WAL (yrs.)        20.83      5.86      4.12      3.15        2.52
Class A Exp. Beg. Am.         1         1         1         1           1
Class A Exp. End. Am.       358       322       256       204         167

(10% CLEAN-UP CALL)
SCENARIO                      I        II       III        IV           V
                              -        --       ---        --           -
Class A WAL (yrs.)        20.78      5.48      3.80      2.89        2.31
Class A Exp. Beg. Am.         1         1         1         1           1
Class A Exp. End. Am.       347       172       119        90          72






Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                 ----------------------------------------------------
                                                FIXED RATE LOANS
                                 ----------------------------------------------------
Report Profile:  PROSPF                   Fixed Rate Portfolio Summary                        Code File:  OCWEN
===============================================================================================================
P O O L  T O T A L S          AVERAGE           GROSS COUPON             WTD AVG RMNG TERM          WTDAV
# LOANS    CURRENT BALANCE    CURRBAL      WTDAVG    MIN      MAX                        ORIG       L T V
- ---------------------------------------------------------------------------------------------------------------
    147    $    13,494,619    $ 91,800     10.693   8.875   15.000                      290.7        70.0
===============================================================================================================
=====================================================     =====================================================
STATE REPORT             LOANS     CURRENT BAL  %POOL     CURRENT BALANCE REPORT   LOANS     CURRENT BAL  %POOL
- -----------------------------------------------------     -----------------------------------------------------
AZ                           1         191,250   1.42        20000.01-   25000.00      2          48,981   0.36
CA                          55       5,934,625  43.98        25000.01-   30000.00      7         193,683   1.44
CO                           8         525,266   3.89        30000.01-   35000.00      3          99,924   0.74
FL                          21       1,245,232   9.23        35000.01-   40000.00      6         225,046   1.67
ID                           2         203,269   1.51        40000.01-   45000.00      6         249,346   1.85
IN                          13         597,167   4.43        45000.01-   50000.00      4         193,175   1.43
MA                           2         113,983   0.84        50000.01-   55000.00      5         266,267   1.97
MI                           3         324,002   2.40        55000.01-   60000.00     10         575,682   4.27
NC                           2         379,934   2.82        60000.01-   65000.00      5         315,319   2.34
NV                           1          64,983   0.48        65000.01-   70000.00      7         479,226   3.55
NY                           1         165,000   1.22        70000.01-   75000.00     10         732,983   5.43
OR                           3         225,711   1.67        75000.01-   80000.00      6         477,351   3.54
PA                           1          99,971   0.74        80000.01-   85000.00      6         493,463   3.66
TX                           1          23,981   0.18        85000.01-   90000.00      2         178,000   1.32
UT                          21       1,862,169  13.80        90000.01-   95000.00      8         743,721   5.51
WA                          12       1,538,078  11.40        95000.01-  100000.00     10         980,080   7.26
                                                            100000.01-  125000.00     25       2,757,973  20.44
=====================================================       125000.01-  150000.00     10       1,386,117  10.27
PROPERTY TYPE REPORT     LOANS     CURRENT BAL  %POOL       150000.01-  175000.00      7       1,143,451   8.47
- -----------------------------------------------------       175000.01-  200000.00      2         389,704   2.89
CONDO                        1          49,978   0.37       200000.01-  225000.00      2         439,562   3.26
PUD                          1         318,334   2.36       250000.01-  275000.00      2         515,166   3.82
SFR                        142      12,945,375  95.93       275000.01-  300000.00      1         292,068   2.16
UNIT2                        3         180,933   1.34       300000.01-  325000.00      1         318,334   2.36

=====================================================     =====================================================
OCCUPANCY STATUS         LOANS     CURRENT BAL  %POOL     MORTGAGE RATE            LOANS     CURRENT BAL  %POOL
- -----------------------------------------------------     -----------------------------------------------------
NON-OWNER OCCUPIED          17       1,177,779   8.73         8.500-        8.999      2         192,536   1.43
OWNER OCCUPIED             130      12,316,840  91.27         9.000-        9.499      6         537,355   3.98
                                                              9.500-        9.999     36       3,565,996  26.43
=====================================================        10.000-       10.499     17       1,675,224  12.41
LOAN PURPOSE             LOANS     CURRENT BAL  %POOL        10.500-       10.999     37       3,531,267  26.17
- -----------------------------------------------------        11.000-       11.499     14       1,079,290   8.00
CASHOUT                     88       7,436,074  55.10        11.500-       11.999     22       1,675,227  12.41
PURCHASE                    18       1,586,639  11.76        12.000-       12.499      3         269,449   2.00
REFINANCE                   41       4,471,907  33.14        12.500-       12.999      7         751,134   5.57
                                                             13.500-       13.999      2         158,658   1.18
=====================================================        15.000-       15.499      1          58,483   0.43
DOCUMENTATION REPORT     LOANS     CURRENT BAL  %POOL     WTD AVERAGE:     10.693
- -----------------------------------------------------
NIV/1003                    55       4,782,343  35.44     =======================================================
FULL                        88       8,301,992  61.52     LIEN POSITION            LOANS     CURRENT BAL  %POOL
LITE                         4         410,284   3.04     -------------------------------------------------------
                                                          1                          146      13,402,092  99.31
                                                          2                            1          92,527   0.69


=====================================================
RISK CATEGORIES          LOANS     CURRENT BAL  %POOL
- -----------------------------------------------------
A                           19       1,789,772  13.26
A-                          71       6,323,108  46.86
B                           42       3,786,932  28.06
C                            9       1,050,208   7.78
C-                           1          44,173   0.33
D                            5         500,426   3.71

=====================================================
ORIGINAL TERM            LOANS     CURRENT BAL  %POOL
- -----------------------------------------------------
        180                 49       5,168,054  38.30
        240                  1          37,453   0.28
        360                 97       8,289,112  61.43

=====================================================
AMORTIZATION REPORT      LOANS     CURRENT BAL  %POOL
- -----------------------------------------------------
        180                 16       1,486,492  11.02
        240                  1          37,453   0.28
        360                130      11,970,674  88.71

=====================================================
LOAN TO VALUE RATIO      LOANS     CURRENT BAL  %POOL
- -----------------------------------------------------
      10.01-      20.00      1          40,682   0.30
      20.01-      30.00      2          72,889   0.54
      30.01-      40.00      6         404,194   3.00
      40.01-      50.00      7         734,284   5.44
      50.01-      60.00     17       1,319,587   9.78
      60.01-      70.00     38       2,822,564  20.92
      70.01-      75.00     38       3,988,126  29.55
      75.01-      80.00     29       3,080,360  22.83
      80.01-      85.00      9       1,031,933   7.65
WTD AVERAGE:      69.96

=====================================================
PROGRAM                  LOANS     CURRENT BAL  %POOL
- -----------------------------------------------------
30 YR FIXED                 87       7,531,762  55.81
30 YR FIXED/15 YR BALLOON   33       3,681,562  27.28
15 YR FIXED                 15       1,461,142  10.83
LOW START 30 YR             10         757,350   5.61
20 YR FIXED                  1          37,453   0.28
LOW START 15 YR              1          25,350   0.19


                                 ----------------------------------------------------
                                                FIXED RATE LOANS
                                 ----------------------------------------------------
Report Profile:  PROSPF                   Fixed Rate Portfolio Summary                        Code File:  OCWEN
===============================================================================================================
P O O L  T O T A L S          AVERAGE           GROSS COUPON             WTD AVG RMNG TERM          WTDAV
# LOANS    CURRENT BALANCE    CURRBAL      WTDAVG    MIN      MAX                        ORIG       L T V
- ---------------------------------------------------------------------------------------------------------------
    147    $    13,494,619    $ 91,800     10.693   8.875   15.000                      290.7        70.0
===============================================================================================================
=====================================================
DEBT TO INCOME           LOANS     CURRENT BAL  %POOL
- -----------------------------------------------------
      10.01-      20.00     11         889,094   6.59
      20.01-      30.00     27       2,076,360  15.39
      30.01-      40.00     38       2,966,572  21.98
      40.01-      50.00     51       5,625,492  41.69
      50.01-      60.00     20       1,937,101  14.35
WTD AVERAGE:      39.38

=====================================================
STATED REMAINING TERM    LOANS     CURRENT BAL  %POOL
- -----------------------------------------------------
        157-        168      2         189,890   1.41
        169-        180     47       4,978,164  36.89
        229-        240      1          37,453   0.28
        337-        348      2          90,434   0.67
        349-        360     95       8,198,679  60.76
WTD AVERAGE:        288

=====================================================
PREPAY PENALTY           LOANS     CURRENT BAL  %POOL
- -----------------------------------------------------
0 YR                        11       1,202,584   8.91
1 YR                        16       1,549,158  11.48
2 YR                         3         318,599   2.36
3 YR                        87       7,863,387  58.27
5 YR                        30       2,560,891  18.98


                                 ----------------------------------------------------
                                                ADJUSTABLE RATE LOANS
                                 ----------------------------------------------------
Report Profile:  PROSP                      SuperCrack Portfolio Summary                         Code File:  OCWEN
====================================================================================================================================
P O O L  T O T A L S     AVERAGE       GROSS COUPON     RMNG TERM  WTDAV         M A R G I N      L I F E  C A P      LIFE FLOOR
# LOANS CURRENT BALANCE  CURRBAL   WTDAVG  MIN    MAX      ORIG L T V WTDAVG  MIN   MAX  WTDAVG  MIN    MAX  %-0  WTDVAG MIN MAX %-0
- ------------------------------------------------------------------------------------------------------------------------------------
    344 $    39,031,462  $113,464  10.066 7.250 14.990    360.0  73.5 6.291  3.750 8.950 16.553 13.000 24.500 100
====================================================================================================================================
=====================================================     =====================================================
STATE REPORT             LOANS     CURRENT BAL  %POOL     LOAN PURPOSE             LOANS     CURRENT BAL  %POOL
- -----------------------------------------------------     -----------------------------------------------------
AZ                          25       2,811,136   7.20     CASHOUT                      197      20,744,510  53.15
CA                         108      14,466,293  37.06     PURCHASE                      80       9,624,276  24.66
CO                          14       1,658,387   4.25     REFINANCE                     67       8,662,676  22.19
CT                           2         169,947   0.44
FL                          26       2,395,213   6.14     =======================================================
GA                           4         333,960   0.86     DOCUMENTATION REPORT     LOANS     CURRENT BAL  %POOL
ID                           1          89,427   0.23     -------------------------------------------------------
IL                          16       2,133,501   5.47     NIV/1003                     138      16,233,538  41.59
IN                          10         658,473   1.69     FULL                         181      19,914,051  51.02
MA                          11       1,348,448   3.45     LITE                          25       2,883,873   7.39
MI                           8         685,281   1.76
MO                           2         546,000   1.40     =======================================================
NC                           7         846,579   2.17     MARGIN REPORT            LOANS     CURRENT BAL  %POOL
NH                           1          76,362   0.20     -------------------------------------------------------
NJ                          10       1,575,411   4.04           3.750-      3.999      1         431,474   1.11
NV                           2         318,719   0.82           4.500-      4.749      1         158,879   0.41
NY                           3         461,496   1.18           4.750-      4.999      3         294,925   0.76
OH                           1          39,500   0.10           5.000-      5.249      8         850,407   2.18
OR                          34       3,435,884   8.80           5.250-      5.499     11       1,124,110   2.88
RI                           1          79,866   0.20           5.500-      5.749     21       3,166,644   8.11
TX                           4         301,710   0.77           5.750-      5.999     57       8,159,859  20.91
UT                          24       2,095,043   5.37           6.000-      6.249     27       3,432,574   8.79
VA                           2         128,520   0.33           6.250-      6.499     39       4,792,835  12.28
VT                           1          67,867   0.17           6.500-      6.749     47       4,874,749  12.49
WA                          25       2,152,415   5.51           6.750-      6.999     41       3,867,567   9.91
WI                           1          53,625   0.14           7.000-      7.249     29       3,236,942   8.29
WV                           1         102,400   0.26           7.250-      7.499     29       1,800,673   4.61
                                                                7.500-      7.749     15       1,573,975   4.03
=====================================================           7.750-      7.999     11       1,029,224   2.64
PROPERTY TYPE REPORT     LOANS     CURRENT BAL  %POOL           8.250-      8.499      3         201,635   0.52
- -----------------------------------------------------           8.750-      8.999      1          34,990   0.09
CONDO                       13         824,489   2.11     WTD AVERAGE:      6.291
PUD                          8         808,683   2.07
SFR                        314      36,467,070  93.43     =====================================================
TOWNHOUSE                    2         280,041   0.72     RATE FREQUENCY ADJ.      LOANS     CURRENT BAL  %POOL
UNIT2                        4         353,257   0.91     -----------------------------------------------------
UNIT3                        2         185,966   0.48               6                344      39,031,462 100.00
UNIT4                        1         111,957   0.29
                                                          =====================================================
=====================================================     PERIODIC CAP             LOANS     CURRENT BAL  %POOL
OCCUPANCY STATUS         LOANS     CURRENT BAL  %POOL     -----------------------------------------------------
- -----------------------------------------------------          1.000                342      38,847,973  99.53
NON-OWNER OCCUPIED          50       4,462,120  11.43          1.500                  2         183,490   0.47
OWNER OCCUPIED             294      34,569,342  88.57
                                                          =====================================================
                                                          CONVERT TO FIXED RATE    LOANS     CURRENT BAL  %POOL
                                                          -----------------------------------------------------
                                                          N                          344      39,031,462 100.00



=====================================================
LIFECAP REPORT           LOANS     CURRENT BAL  %POOL
- -----------------------------------------------------
     13.000-     13.499      1          99,606   0.26
     13.500-     13.999      2         269,211   0.69
     14.000-     14.499     12       1,805,602   4.63
     14.500-     14.999      9       1,294,426   3.32
     15.000-     15.499     29       4,508,681  11.55
     15.500-     15.999     19       2,390,337   6.12
     16.000-     16.499     78       9,564,826  24.51
     16.500-     16.999     50       5,287,448  13.55
     17.000-     17.499     65       6,777,413  17.36
     17.500-     17.999     32       3,332,339   8.54
     18.000-     18.499     23       1,524,712   3.91
     18.500-     18.999     10       1,115,307   2.86
     19.000-     19.499      9         856,411   2.19
    19.500-     19.999       3         114,685   0.29
     21.000-     21.499      1          57,676   0.15
     24.500-     24.999      1          32,782   0.08
WTD AVERAGE:     16.553

=====================================================
MORTGAGE RATE            LOANS     CURRENT BAL  %POOL
- -----------------------------------------------------
      7.000-      7.499      3         362,731   0.93
      7.500-      7.999     13       1,844,574   4.73
      8.000-      8.499      9       1,336,263   3.42
      8.500-      8.999     27       4,238,410  10.86
      9.000-      9.499     16       1,888,894   4.84
      9.500-      9.999     79       9,780,538  25.06
     10.000-     10.499     54       5,647,185  14.47
     10.500-     10.999     69       7,302,516  18.71
     11.000-     11.499     28       2,997,788   7.68
     11.500-     11.999     19       1,359,119   3.48
     12.000-     12.499     12       1,144,237   2.93
     12.500-     12.999      8         759,022   1.94
     13.000-     13.499      3         203,445   0.52
     13.500-     13.999      1          55,028   0.14
     14.000-     14.499      2          54,035   0.14
     14.500-     14.999      1          57,676   0.15
WTD AVERAGE:     10.066

=====================================================
RISK CATEGORIES          LOANS     CURRENT BAL  %POOL
- -----------------------------------------------------
A                           13       1,943,417   4.98
A-                         162      20,498,397  52.52
B                          105      10,839,796  27.77
C                           33       3,500,913   8.97
D                           31       2,248,939   5.76


                                 ----------------------------------------------------
                                                ADJUSTABLE RATE LOANS
                                 ----------------------------------------------------
Report Profile:  PROSP                      SuperCrack Portfolio Summary                         Code File:  OCWEN
====================================================================================================================================
P O O L  T O T A L S     AVERAGE       GROSS COUPON     RMNG TERM  WTDAV         M A R G I N      L I F E  C A P      LIFE FLOOR
# LOANS CURRENT BALANCE  CURRBAL   WTDAVG  MIN    MAX      ORIG L T V WTDAVG  MIN   MAX  WTDAVG  MIN    MAX  %-0  WTDVAG MIN MAX %-0
- ------------------------------------------------------------------------------------------------------------------------------------
    344 $    39,031,462  $113,464  10.066 7.250 14.990    360.0  73.5 6.291  3.750 8.950 16.553 13.000 24.500 100
====================================================================================================================================
=====================================================     =====================================================
CURRENT BALANCE REPORT   LOANS     CURRENT BAL  %POOL     LOAN TO VALUE RATIO      LOANS     CURRENT BAL  %POOL
- -----------------------------------------------------     -----------------------------------------------------
    25000.01-   30000.00     6         170,398   0.44           10.01-      20.00      1          29,990   0.08
    30000.01-   35000.00     7         232,906   0.60           20.01-      30.00      3         164,189   0.42
    35000.01-   40000.00     8         307,876   0.79           30.01-      40.00      5         302,064   0.77
    40000.01-   45000.00     9         379,067   0.97           40.01-      50.00     15       1,095,864   2.81
    45000.01-   50000.00    13         631,694   1.62           50.01-      60.00     27       2,030,620   5.20
    50000.01-   55000.00    14         745,642   1.91           60.01-      70.00     87       8,089,051  20.72
    55000.01-   60000.00    23       1,335,936   3.42           70.01-      75.00     88      11,874,450  30.42
    60000.01-   65000.00    10         625,046   1.60           75.01-      80.00     80       9,977,430  25.56
    65000.01-   70000.00    10         672,679   1.72           80.01-      85.00     37       5,340,304  13.68
    70000.01-   75000.00    19       1,388,038   3.56           85.01-      90.00      1         127,500   0.33
    75000.01-   80000.00    19       1,476,222   3.78     WTD AVERAGE:      73.48
    80000.01-   85000.00     8         675,813   1.73
    85000.01-   90000.00    19       1,671,961   4.28     =====================================================
    90000.01-   95000.00    12       1,108,999   2.84     PROGRAM                  LOANS     CURRENT BAL  %POOL
    95000.01-  100000.00    22       2,158,336   5.53     -----------------------------------------------------
   100000.01-  125000.00    59       6,632,045  16.99     2YR FIXED,6 MONTH LIBOR      260      29,448,650  75.45
   125000.01-  150000.00    27       3,628,627   9.30     6 MONTH LIBOR ARM             58       7,096,601  18.18
   150000.01-  175000.00    15       2,426,330   6.22     LOW START ARM                 19       1,881,356   4.82
   175000.01-  200000.00    10       1,823,129   4.67     3 YR FIXED 6 MONTH LIBOR       7         604,855   1.55
   200000.01-  225000.00     6       1,284,989   3.29
   225000.01-  250000.00     7       1,663,385   4.26     =====================================================
   250000.01-  275000.00     6       1,581,459   4.05     DEBT TO INCOME           LOANS     CURRENT BAL  %POOL
   275000.01-  300000.00     4       1,134,178   2.91     -----------------------------------------------------
   300000.01-  325000.00     1         324,679   0.83            0.01-      10.00      2         124,977   0.32
   325000.01-  350000.00     1         328,908   0.84           10.01-      20.00     19       1,377,411   3.53
   375000.01-  400000.00     1         386,250   0.99           20.01-      30.00     44       4,779,760  12.25
   425000.01-  450000.00     1         431,474   1.11           30.01-      40.00     97      10,373,967  26.58
   450000.01-  475000.00     1         460,000   1.18           40.01-      50.00    132      16,040,861  41.10
   475000.01-  500000.00     4       1,960,757   5.02           50.01-      60.00     47       5,800,328  14.86
   500000.01+                2       1,384,639   3.55           60.01-      70.00      3         534,158   1.37
                                                            WTD AVERAGE:    40.49
=====================================================
LIEN POSITION            LOANS     CURRENT BAL  %POOL     =====================================================
- ------------------------------------------------------    STATED REMAINING TERM    LOANS     CURRENT BAL  %POOL
1                          344      39,031,462 100.00     -----------------------------------------------------
                                                                  337-        348      6         293,938   0.75
=====================================================             349-        360    338      38,737,524  99.25
ORIGINAL TERM            LOANS     CURRENT BAL  %POOL     WTD AVERAGE:        358
- -----------------------------------------------------
        360                344      39,031,462 100.00     =====================================================
                                                          PREPAY PENALTY           LOANS     CURRENT BAL  %POOL
=====================================================     -----------------------------------------------------
AMORTIZATION REPORT      LOANS     CURRENT BAL  %POOL     0 YR                        60       8,224,091  21.07
- -----------------------------------------------------     1 YR                        29       2,863,119   7.34
        360                344      39,031,462 100.00     2 YR                       183      21,123,564  54.12
                                                          3 YR                        37       3,000,719   7.69
                                                          4 YR                         1         290,000   0.74
                                                          5 YR                        34       3,529,969   9.04


=====================================================
NEXT RATE ADJUSTMENT     LOANS     CURRENT BAL  %POOL
- -----------------------------------------------------
11/15/1996                   2         190,216   0.49
12/01/1996                  11       1,026,812   2.63
01/01/1997                  40       5,354,933  13.72
01/15/1997                   1          29,198   0.07
02/01/1997                  17       1,588,638   4.07
03/01/1997                   5         671,450   1.72
03/15/1997                   1         116,710   0.30
07/01/1997                   2         103,617   0.27
11/01/1997                   1         123,291   0.32
12/01/1997                   1          74,103   0.19
01/01/1998                   2         900,486   2.31
02/01/1998                   2         154,541   0.40
03/01/1998                   2         121,793   0.31
04/01/1998                   1          72,636   0.19
05/01/1998                   3         572,985   1.47
06/01/1998                  11       1,853,748   4.75
07/01/1998                 142      16,313,549  41.80
08/01/1998                  67       6,351,072  16.27
09/01/1998                  26       2,806,830   7.19
06/01/1999                   1          65,549   0.17
07/01/1999                   3         304,006   0.78
08/01/1999                   3         235,300   0.60


         The preceding tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by
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         Any yields or weighted average lives shown in the Computational
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                                       13

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                                       14